UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 7, 2021
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Frenso, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Discussion at Item 5.02 respecting the compensation of James J. Kim is here incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2021, Central Valley Community Bancorp (Company), the parent company of Central Valley Community Bank (Bank) issued a press release announcing the appointment of James J. Kim, age 45, as President and Chief Executive Officer of the Company and the Bank effective November 1, 2021. Mr. Kim will succeed James M. Ford who previously notified the Board in March 2021 of his intention to retire from the Company and Bank following the transition to new leadership.

Mr. Kim will receive an annual base salary of $425,000; receive benefits and participate in deferred compensation plans available to all employees; participate in the Bank’s Senior Management Incentive Plan; receive restricted shares of Company common stock with a value of up to 25% of his annual base salary, vesting over five years; receive an automobile allowance of $1,500 per month; receive four weeks paid vacation per year; and receive use of a corporate membership at a country club.

Mr. Ford has tendered his resignation from the Company’s board of directors effective November 1, 2021 in connection with the CEO transition. There were no disagreements between Mr. Ford and the Company in connection with his resignation from the board of directors. Mr. Ford has agreed to provide consultation to the Company during the CEO transition period through April 1, 2022.

The Company’s board also agreed to appoint Mr. Kim as a director on the boards of the Company and the Bank effective November 1, 2021.

A copy of the press release dated September 7, 2021 is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of Mr. Kim’s Employment Agreement effective November 1, 2021 is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of Mr. Ford’s Retirement and CEO Transition letter dated September 7, 2021 is included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Central Valley Community Bancorp Press Release dated September 7, 2021
            99.2       James J. Kim Employment Agreement effective November 1, 2021
            99.3       James M. Ford Retirement and CEO Transition Letter dated September 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 10, 2021	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ David A. Kinross David A. Kinross Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Central Valley Community Bancorp Press Release dated September 7, 2021
99.2	James J. Kim Employment Agreement effective November 1, 2021
99.3	James M. Ford Retirement and CEO Transition Letter dated September 7, 2021